Exhibit 99.2 Third Coast Bancshares, Inc. Investor Presentation Subordinated Debt Placement Subordinated Debt Placement February 2022 March 2022 Confidential Investor Presentation

Disclaimer Legal Disclaimer This confidential presentation (this “presentation”) has been prepared solely for general informational purposes by or on behalf of Third Coast Bancshares, Inc. (“Third Coast,” “TCBX,” the “Company,” the “holding company,” “we” or “our”), the registered bank holding company for Third Coast Bank, SSB (the “Bank”), and is being furnished solely for use by prospective investors in considering participation in the proposed private offering (the “Offering”) of the Company’s subordinated notes (the “Securities”). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company, any of its affiliates nor any other person shall have any liability for any information contained herein, or for any omissions from this presentation or any other written or oral communications transmitted or made available to the recipient by the Company or its affiliates or any other person in the course of the recipient’s evaluation of the Offering. The Company reserves the right to withdraw or amend this Offering for any reason and to reject any prospective investment in the Securities, in whole or in part. The Securities are not a bank deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Neither the Securities nor the investment in the Securities has been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the FDIC, the Board of Governors of the Federal Reserve System, or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or resold absent registration or an exemption from registration under applicable law. The Securities are being offered only to individuals and entities that qualify as an “accredited investor,” as defined in Rule 501(a)(1)-(3) or (7) of Regulation D promulgated under the Securities Act, or a qualified institutional investor as defined in Rule 144A under the Securities Act. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company by any person in any state or jurisdiction in which it is unlawful for such person to make such an offering or solicitation. The information contained herein is intended only as an outline that has been prepared to assist interested parties in making their own evaluations of the Company. It does not purport to be all inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. An investment in the Securities involves risks. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. Each potential investor should review the risk factors and other materials contained in the data room or attached to the definitive purchase agreement prior to making its investment decision. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof, and the Company assumes no obligation to update such information except to the extent required by applicable law. Certain of the information contained herein is derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation of the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. This presentation contains certain pro forma and projected information, including projected pro forma information that reflects the Company’s current expectations and assumptions. This pro forma information does not purport to present the results that the Company will ultimately realize. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains certain non-GAAP financial measures, including, without limitation, tangible common equity, tangible assets, and the ratio of tangible common equity to tangible assets. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. 2

Disclaimer The information contained in this presentation is confidential and proprietary to the Company and its subsidiaries. By accepting delivery of this information, the intended recipient is deemed to have acknowledged and agreed that (i) the information contained herein will be used by the recipient solely for the purpose of deciding whether to proceed with a further investigation of the Company and its subsidiaries in connection with a potential participation in the Offering, (ii) this information will be kept in strict confidence and will not, whether in whole or in part, be released or discussed by the recipient, nor will any reproductions of such information be made, for any other purpose other than an analysis of the merits of the potential investment in the Company by its intended recipient, and (iii) upon written request of the Company, this information, any other documents or information furnished and any and all reproductions thereof and notes relating thereto will be promptly returned to the Company or destroyed. This presentation is subject to the confidentiality agreement entered into by the Company with potential investors. Any purchase and sale of Securities will be governed solely by a subordinated note purchase agreement (“NPA”), and the information contained herein will be superseded in its entirety by such NPA. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms or conditions of the NPA, the NPA shall control. This presentation does not contain all of the information you should consider before investing in Securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the NPA, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the Securities mentioned in this presentation and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this presentation. Except as provided in the Registration Rights Agreement that the Company will enter into with investors, the Securities described herein will be subject to significant limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment, which the Securities will be for a period of time as provided in the Registration Rights Agreement, should consider investment in the Securities. Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934 as amended, with respect to the financial condition, liquidity, results of operations, future performance, and business of the Company. These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, budgets, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “assumes,” “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook,” “positioned,” or similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements include, but are not limited to: (i) changes in general business, industry or economic conditions, or competition; (ii) changes in any applicable law, rule, regulation, policy, guideline, or practice governing or affecting bank holding companies and their subsidiaries or with respect to tax or accounting principles or otherwise; (iii) adverse changes or conditions in capital and financial markets; (iv) changes in interest rates; (v) the inability to realize expected cost savings or achieve other anticipated benefits in connection with business combinations and other acquisitions; (vi) the impact of the COVID-19 pandemic on our business and the businesses of our customers, including the impact of the actions taken by governmental authorities to contain the virus or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (“CARES Act”) and the Economic Aid to Hard-Hit Small Businesses, Nonprofits and Venues Act), and the resulting effect of all of such items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers; (vii) the costs and effects of litigation, investigations, inquiries or similar matters, or adverse facts and developments related thereto, including the costs and effects of litigation related to our participation in government stimulus programs associated with the COVID-19 pandemic; (viii) changes in the quality or composition of our loan and investment portfolios; (ix) adequacy of loan loss reserves; (x) increased competition; (xi) loss of certain key officers; (xii) continued relationships with major customers; (xiii) deposit attrition; (xiv) rapidly changing technology; (xv) unanticipated regulatory or judicial proceedings and liabilities and other costs; (xvi) changes in the cost of funds, demand for loan products, or demand for financial services; (xvii) other economic, competitive, governmental, or technological factors affecting our operations, markets, products, services, and prices including, but not limited to, the impact of the ongoing COVID-19 pandemic and actions taken in response to COVID-19 by governments and businesses; and (xviii) our success at managing the foregoing items. Such developments could have an adverse impact on our financial position and our results of operations. The forward-looking statements are based upon management’s beliefs and assumptions. Any forward-looking statement made herein speaks only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Potential investors should not rely on forward-looking statements as predictions of future performance. 3

Terms of the Proposed Offering Issuer Name Third Coast Bancshares, Inc. Security Type Subordinated Notes due 2032 Amount $75 Million 1 Security Rating BBB+ by Egan-Jones Ratings Company Issuance Type Regulation D Private Placement with Registration Rights Offering Structure Fixed-to-Floating Rate (Fixed during First Five Years) Term 10 Years No Call Period 5 Years Use of Proceeds General Corporate Purposes Placement Agent Co-Placement Agent 1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating organization has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating 4

Investment Highlights

Emerging Community Bank in Key Texas Metropolitan Markets of Houston, Dallas-Fort Worth and Austin-San Antonio

- *Presence in Each of the Four Largest MSAs in Texas*

Well Capitalized Institution with Proven Ability to Attract Significant Equity Capital

- *$100M + Successful IPO Completed in November 2021*
- *Pre-IPO Common Raise of Over $70M Completed in August 2021*

Significant Investment in People and Infrastructure Provides Scalability for Improving Returns

- *Hired 50+ new employees in 2021*
- *~28% QoQ Loan Growth in Q4 2021*

Responsive and Disciplined Underwriting

- *In-Market Credit Analysts and Loan Committees Create Efficiencies in the Loan Approval Process*

Outstanding Improvement of Funding Base

- *Cost of Funds Continues to Improve Significantly from 2020 Levels*
- *Noninterest Bearing Deposits as a Proportion of Total Deposits Continues to Strengthen*

Highly Experienced Senior Management Team

- *CEO is also Founder*
- *100+ years of combined experience*

THIRD COAST BANCSHARES, INC.
5

Third Coast Franchise Overview Commercially focused bank founded in 2008, with headquarters Third Coast Branch Footprint in Humble, Texas Twelve branches and one LPO located throughout Greater Houston, Dallas-Fort Worth, and Austin-San Antonio markets Completed $100.6M Initial Public Offering and began trading under “TCBX” on NASDAQ in November 2021 Financial Highlights As of Balance Sheet ($M, Except per Share) 12/31/2021 Total Assets $2,499 Total Loans HFI $2,069 Total Deposits $2,141 Loans HFI / Deposits 96.6% Tangible Book Value per Share¹ $20.87 Tangible Common Equity / Tangible Assets¹ 11.28% Total Risk-Based Capital 13.54% For the Year Ended Profitability 12/31/2021 Return on Average Assets 0.55% Return on Average Equity 6.70% Yield on Loans 6.01% Cost of Deposits 0.47% Net Interest Margin 4.65% Efficiency Ratio¹ 74.43% As of Third Coast HQ Branch Asset Quality 12/31/2021 Third Coast Branch (12) NPAs Excl. TDRs / Assets 0.48% Third Coast LPO (1) NCOs to Average Loans 0.16% 1) Non-GAAP financial measure – see appendix for reconciliation of non-GAAP financial measure to most comparable GAAP measure Source: Company Documents, S&P Capital IQ Pro 6

Track Record of Strong Growth Since Formation



(Dollars in Millions)
Total Asset CAGR of ~30% Since Inception
Entity Formation
Private Stock Offering
Branch Opening
Growth Benchmark
Merger
Initial Public Offering
Third Coast Bank chartered and opened branch in Humble, TX
Completed initial stock offering ($17.2M)
Opened branch in Beaumont, TX
Completed second stock offering ($7.8M)
Opened branch in Houston, TX (Galleria)
Surpassed $200M in total assets
Formation of the Company
Opened branch in Port Arthur, TX
Completed third stock offering ($3.3M)
Opened branch in Dallas, TX
Formation of Third Coast Commercial Capital
Opened branch in Plano, TX
Completed fourth stock offering ($5.7M)
Surpassed $500M in total assets
Completed fifth stock offering ($8.4M)
Surpassed $650M in total assets
Opened branch in Conroe, TX
Surpassed $800M in total assets
Closed merger with Heritage
Surpassed $1B in total assets
Completed Initial Public Offering ($100.6M)
Completed sixth stock offering ($70.5M)
Surpassed $2B in total assets
$83
$153
$193
$227
$257
$286
$352
$409
$538
$673
$846
$928
$1,867
$396
CARES Act Loans
$316
Acquired Assets
$1,155
$2,499
$87
CARES[1] Act Loans
$2,412
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

1) Includes $81.6 million of PPP loans and $5.4 million in Main Street loans for a total of $87.0 million in Cares Act loans

Source: Company Documents, S&P Capital IQ Pro; Information is presented as of December 31 of the indicated years

THIRD COAST BANCSHARES, INC. 7

Consistent Growth Trends (Dollars in millions, except per share amounts) Gross Loans HFI Total Deposits $2,069 $2,141 $1,556 $1,634 $809 $688 $807 $600 $735 $577 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 Net Income Tangible Book Value per Share¹ $12.1 $11.4 $20.87 $16.29 $14.88 $14.23 $13.23 $4.0 $2.4 $2.4 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 1) Non-GAAP financial measure – see appendix for reconciliation of non-GAAP financial measure to most comparable GAAP measure Source: Company Documents, S&P Capital IQ Pro; Financial information is presented as of and for the year ended December 31 of the indicated years 8

Dynamic Texas Markets of Operation ▪ The Houston MSA is projected to grow approximately 6.0% over the next five years, ranking fifth among the nation’s 10 largest MSAs ▪ Houston is the nation’s fourth most populous city and fifth most populous metro area, with approximately Greater 2.3 million and 7.2 million residents, respectively Houston ▪ Houston is a center for global trade, with the Houston Port ranking first among U.S. ports in foreign Market tonnage ▪ The Houston MSA is corporate headquarters for 24 Fortune 500 companies and employs approximately 3.1 million workers ▪ The Dallas MSA is the largest in Texas and the fourth largest in the U.S., and has been growing by approximately 322 residents every day Dallas- ▪ The Dallas MSA boasts the largest gross domestic product in Texas and the sixth largest in the nation Fort Worth ▪ DFW headquarters 22 Fortune 500 companies, including AT&T, American Airlines and Charles Schwab Market ▪ The Dallas MSA hosts approximately 3.8 million working professionals and ranked first in the nation for total job growth from December 2015 through December 2020 ▪ The population in the San Antonio – New Braunfels MSA is projected to grow by approximately 6.1% over the next five years, compared to 5.3% for the state of Texas and 3.2% for the United States Austin – ▪ The Austin – Round Rock – Georgetown MSA is projected to be the fastest growing large MSA in the country (as defined by MSAs with a population over two million), with a forecasted growth rate of 6.9% San Antonio through 2026 Market ▪ Austin has transformed itself into a hotbed for technology companies, and was recently designated as a top 10 Global Technology Innovation Hub city by KPMG Source: U.S. Bureau of Economic Analysis, Fortune, Greater Houston Partnership, Dallas Chamber of Commerce, Dallas Regional Chamber, Fortune Magazine, Forbes, and S&P Capital IQ Pro 9

Executive Management Bart Caraway John McWhorter Chairman, President and Chief Executive Officer Senior Executive Vice President and Chief Financial Officer ▪ Founded Third Coast Bank in 2008; CEO, President and ▪ Joined the Company as Chief Financial Officer and Third Chairman of Third Coast Bank since founding and of the Coast Bank as Senior EVP and CFO in April 2015 Company since formation in 2013 ▪ Over 34 years of banking, bank auditing and public ▪ Chairman and CEO of Third Coast Commercial Capital accounting experience as a CPA ▪ Texas licensed attorney and CPA with 29 years of banking ▪ Most recently served as EVP and CFO at Bank of and public accounting experience Houston, a $1 billion in asset bank ▪ Served in executive roles at several community banks,▪ Served as EVP and CFO of Cadence Bancorporation LLC most recently as CFO and COO for a Houston-based bank ▪ Served as SVP and Controller of Amegy Bank, helped take ▪ Graduated from the University of Texas with a BBA in the bank public Accounting ▪ Has helped complete nine acquisitions and several capital ▪ Earned a law degree from the University of Houston Law offerings School ▪ Graduated from the University of Texas with a BBA in Accounting Donald Legato Audrey Duncan Senior Executive Vice President and Chief Lending Officer Senior Executive Vice President and Chief Credit Officer ▪ Serves as Senior EVP and has served as Chief Lending ▪ Has served as Senior EVP and Chief Credit Officer since Officer of the Bank since March 2014 June 2015 ▪ Over 27 years of banking experience▪ Also serves as the Chairperson of the Officers’ Loan Committee and the Special Assets Committee ▪ Has served in numerous positions with the Bank since joining in 2009, including SVP Commercial Lending, ▪ Over 34 years of banking and bank regulatory experience Beaumont Market President and Southeast Texas ▪ Previously served as SVP, Credit Officer, and Director of Regional President Credit Risk Management at LegacyTexas Bank ▪ Served as SVP Commercial Lending of Wachovia Bank ▪ Previously served as a Senior and Commissioned Bank ▪ Graduated from Lamar University with a BS in Criminal Examiner with The Federal Reserve Bank of Dallas Justice ▪ Graduated from Texas Tech University with a BBA in ▪ Earned his BBA in Economics from Sam Houston State Finance University 10

Business Strategy Strategic Initiative Execution and Implementation ▪ Continue to recruit strategic hires Continue Robust ▪ Evaluate future de novo branch opportunities Organic Growth ▪ Leverage experienced management team, board and relationship managers ▪ Encourage and incentivize relationship managers to attract core deposits Emphasize Core ▪ Treasury management initiative enhances product and service offerings Deposit Growth ▪ Acquisition of Heritage strengthens Third Coast core funding ▪ Development of supplementary, specialty lending verticals Thoughtfully Expand ▪ Investment in high-touch, state-of-the-art technology and delivery of quality Financial Products customer experience and Services ▪ Evaluation of future business opportunities to broaden the Third Coast brand ▪ Remain proactive in sourcing franchise accretive merger opportunities Continue to Capitalize on ▪ Utilize public currency to create a competitive advantage in M&A Strategic Acquisition ▪ Stay disciplined in approach to evaluating potential merger partners Opportunities ▪ Focused on entities with strong deposit franchises 11

Diverse Lines of Business Community Banking Specialty Finance ▪ Seasoned expert lenders in the residential real estate market on ▪ Community Banking, the foundation on which TCBX has been built, board since May 2021 remains a core strength with over 40 lenders across the state ▪ Over 30 years of experience with a portfolio size over $2.1 billion ▪ Experienced bankers serving Austin, Dallas, Houston, and San and income contribution of over $60 million at their prior institution Antonio, along with Southeast Texas ▪ Self contained business unit with a stellar credit record ▪ Loan products offered include C&I, Real Estate, Equipment, and Working Capital ▪ Market Leadership includes bankers that have been with TCBX since inception, with over 100 years in combined experience Corporate Banking ▪ Seasoned commercial, corporate and industrial banking leadership beginning Q4 2021 ▪ Over 25 years experience across corporate banking platforms ▪ Track record of successful build outs for larger banks ▪ Targeted portfolio across industries including industrial manufacturing, services, and distribution, specialty chemicals, select infrastructure related industries 12

Loan Portfolio Overview Loan Portfolio by Maturities Fixed / Floating by Maturity < 1 Year < 1 Year 39.2% 60.8% 22.4% 9.3% 1 to 5 Years 51.4% 48.6% 1 to 5 Years Total Loans: 5 to 15 Years 12.1% 87.9% $2,069M 22.0% 5 to 15 Years >15 Years 18.5% 81.5% 46.3% Total 37.0% 63.0% > 15 Years Loan Maturities by Loan Type – 2.8% 1.0% 8.3% 13.5% 6.4% 11.5% 15.4% 23.1% 23.7% 17.3% 30.8% 47.7% 28.3% 64.7% 53.1% 42.8% 44.3% 52.6% 36.1% 27.3% 39.8% 31.5% 26.2% 25.0% 12.5% 8.2% 6.3% Owner-Occ CRE Nonowner-Occ CRE Residential C&D C&I Consumer Other > 15 Years 5 to 15 Years 1 to 5 Years < 1 Year Note: Financial information as of December 31, 2021; Other includes farmland loans, lease financing, bond anticipation notes (BANs), and agriculture loans made to farmers and ranchers relating to their operations 13 Source: Company Documents & S&P Capital IQ Pro

Loan Portfolio Overview (Continued)

Top 20 Loan Relationships				
Relationship	Type	Committed ($M)	Balance ($M)	% of Total (%)
Relationship 1	Real Estate - C&D	$42.0	$27.0	1.3%
Relationship 2	Real Estate - Multi Family	$30.6	–	–
Relationship 3	Energy - Midstream	$30.0	$13.3	0.6%
Relationship 4	Real Estate - C&D	$30.0	$24.8	1.2%
Relationship 5	C&I - Financing	$29.9	$26.0	1.3%
Relationship 6	Real Estate - C&D	$29.5	$16.2	0.8%
Relationship 7	Real Estate - Commercial	$29.3	$19.0	0.9%
Relationship 8	C&I Financing	$25.5	$24.3	1.2%
Relationship 9	Real Estate - C&D	$25.0	$10.3	0.5%
Relationship 10	Real Estate - C&D	$25.0	$13.0	0.6%
Relationship 11	Real Estate - C&D	$24.5	$24.5	1.2%
Relationship 12	Real Estate - Multi Family	$23.4	–	–
Relationship 13	Real Estate - C&D	$22.9	$13.1	0.6%
Relationship 14	Real Estate - Retail	$22.7	$6.5	0.3%
Relationship 15	C&I - Financing	$22.5	$19.2	0.9%
Relationship 16	Real Estate - C&D	$21.6	$6.8	0.3%
Relationship 17	C&I - Financing	$20.0	$11.1	0.5%
Relationship 18	C&I - Financing	$20.0	$3.3	0.2%
Relationship 19	Real Estate - Multi Family	$20.0	$19.6	0.9%
Relationship 20	Real Estate - C&D	$20.0	$16.9	0.8%
Top 20 Relationships		**$514.3**	**$294.7**	**14.2%**

Loan Composition



0.2%
4.4%
18.6%
21.5%
10.3%
15.5%
29.5%
Yield on Loans: 6.01%
Owner-Occ CRE
Nonowner-Occ CRE
Residential
C&D
C&I
Consumer
Other

Energy Lending Exposure

Loan Type	Amount ($M)	% of Loans (%)
Upstream Operators	$3.3	0.2%
Midstream Operators	$45.9	2.2%
Upstream Support Services	$16.5	0.8%
Midstream Support Services	$24.2	1.2%
Total	**$89.9**	**4.4%**

Note: Financial information as of and for the year ended December 31, 2021; Other includes farmland loans, lease financing, bond anticipation notes (BANs), and agriculture loans made to farmers and ranchers relating to their operations
Source: Company Documents

THIRD COAST BANCSHARES, INC. 14

Specialty Lending Verticals

(Dollars in Millions)

- ***Third Coast offers SBA, factoring, auto finance and builder finance loans in addition to conventional commercial and consumer lending products***
- ***These verticals augment traditional product offerings, diversify revenue streams and in some cases provide for early stage customer acquisition opportunities***
  - As SBA and factoring customers grow, the goal is to transition to conventional commercial banking products

SBA

- Began in 2012 as a key element in serving small- to medium-sized business in markets of operation
- Member of the SBA Preferred Lenders Program, which leads to an expedited approval process for customers
- Maintain strict underwriting guidelines, with losses to date less than $410 thousand

Aggregate Exposure: $69.1M (3.3%)

Factoring

- Third Coast Commercial Capital was formed in 2015 to provide working capital solutions for small- to medium-sized businesses
- Purchase and management of accounts receivable helps customers grow and continue to be successful
- Losses related to the portfolio have been approximately $2.5 million

Aggregate Exposure: $41.9M (2.0%)

Auto Finance

- Formed in 2014 to provide for indirect auto lending with local dealerships
- Loans are approved with the same underwriting standards as other commercial credits
- Losses related to the portfolio have been approximately $34 thousand

Aggregate Exposure: $38.4M (1.9%)

Builder Finance

- Formed in 2021 to provide for traditional homebuilder lines secured by lots and single-family homes, and land acquisition and development
- Focused on master planned, presold communities
- Also provides financing for bond acquisition notes ("BANs") and lines of credit to institutional real estate funds
- Hired 20 builder finance lenders from a large Texas bank in mid 2021

Aggregate Exposure: $302.2M (14.6%)



$611
$445
$384
$320
$213
$50
$38
$10
$4
C&I[1]
Non-OO CRE
OO CRE
C&D
Residential RE
Other
Auto Finance
Farmland
Consumer

1) Includes $81.6 million of PPP loans and $5.4 million in Main Street loans for a total of $87.0 million in Cares Act loans

Note: Financial information as of December 31, 2021

Source: Company Documents

THIRD COAST BANCSHARES, INC. 15

Commitment to Sound Underwriting

Efficient and disciplined credit approval process differentiates Third Coast

- Credit professionals are located in-market and regularly accompany relationship managers to client meetings
- Independent Officers' Loan Committees that meet separately for the loan officers under each Regional Market President's authority for efficient and timely review of credits associated with aggregate relationships less than $10 million
- Experienced relationship managers serve on the Officers' Loan Committees and meetings are open to lenders and underwriters to promote uniformity in underwriting standards
- Directors' Loan Committee meets weekly, or on an as-needed basis, to review and approve credits associated with aggregate relationships greater than $10 million
- Acute focus on the borrower's financial condition, relationship global cash flow, and collateral
- Underwriting of factored receivables focuses on the creditworthiness of account debtors, the experience of the management and principals of the business, billing and reporting processes, and an independent field exam, when appropriate

Net-Charge Offs to Average Loans



Third Coast
Texas Commercial Banks(1)
0.14%
0.18%
0.01%
0.18%
0.06%
0.16%
0.26%
0.26%
0.16%
0.06%
2017
2018
2019
2020
2021

1) Texas Commercial Banks industry aggregate data per S&P Capital IQ Pro
Note: Reflects for the year ended December 31, 2021 financial information for Third Coast and for Texas Commercial Banks
Source: Company Documents, S&P Capital IQ Pro

THIRD COAST BANCSHARES, INC.

16

Asset Quality Trends NPAs Excl. TDRs / Assets Reserve / Loans 1.01% 1.00% 1.00% 0.89% 0.93% 0.84% 0.91% 0.65% 0.77% 0.48% 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 Reserve / NPAs Excl. TDRs Noncurrent Loans¹ / Loans 161.0% 134.5% 0.87% 0.73% 97.6% 91.5% 64.3% 0.53% 0.51% 0.50% 2017 2018 2019 2020 2021 2017 2018 2019 2020 2021 1) Noncurrent Loans defined as 90 days past due + nonaccrual Note: As of December 31, 2021 Source: Company Documents, S&P Capital IQ Pro 17

Deposit Composition

Deposit Composition



0.8%
1.6%
12.2%
24.8%
60.6%
Total Dep:
$2,141
Noninterest-Bearing
Interest-Bearing Demand
Savings
Time Deposits > $100K
Time Deposits < $100K

MRQ Cost of Dep: 0.41%

Historical Deposit Transformation



~39% CAGR
$577
$735
$807
$1,634
$2,141
0.82%
1.45%
1.84%
0.84%
0.47%
2017
2018
2019
2020
2021
Total Deposits
Cost of Deposits

Top 10 Deposit Relationships				
Depositor	Type	Balance ($000s)	% of Total	Int. Rate (%)
Depositor 1	Demand	$208,971	9.7%	0.33%
Depositor 2	Demand	$101,479	4.7%	0.50%
Depositor 3	Demand	$100,166	4.7%	1.95%
Depositor 4	Demand	$100,001	4.7%	0.05%
Depositor 5	Demand	$96,322	4.5%	–
Depositor 6	Demand	$95,988	4.5%	0.42%
Depositor 7	Demand	$48,976	2.3%	0.65%
Depositor 8	Demand / Time	$37,108	1.7%	0.79%
Depositor 9	Demand	$22,693	1.1%	0.75%
Depositor 10	Demand	$21,053	1.0%	0.33%
Top 10 Relationships			**38.7%**	**0.21%**

Time Deposit Maturity Schedule			
Maturity	> $250k ($000s)	< $250k ($000s)	Total ($000s)
< 90 Days	$ 41,660	$ 43,452	$85,112
3 to 6 Months	$ 20,707	$ 47,669	$68,376
6 to 12 Months	$ 45,522	$ 65,264	$110,786
1 to 2 Years	$ 3,329	$ 4,781	$8,110
2 to 3 Years	$ 774	$ 1,870	$2,644
3 to 4 Years	$ 480	$ 543	$1,023
4 to 5 Years	$ 743	$ 919	$1,662
> 5 Years	–	–	–
Total	**$113,215**	**$164,498**	**$277,713**

Note: Financial information as of and for the year ended December 31, 2021; Dollars in millions unless otherwise noted
Source: Company Documents

THIRD COAST BANCSHARES, INC. 18

Funding and Liquidity (Dollars in Thousands) Funding and Liquidity as of December 31, 2021 Funding Source Available Used Total % Available Cash & Cash Equivalents $327,025 – $327,025 100.0% Securities (Available for Sale) – 26,432 26,432 – Brokered Deposits¹ – 230,018 230,018 – Public Funds 624,853 208,788 833,641 75.0% FHLB Advances 450,449 50,000 500,449 90.0% Hold Co Line of Credit 29,900 1,000 30,900 96.8% Fed Funds Line of Credit 50,500 – 50,500 100.0% 1) Internal policy limit on brokered deposits of 25% of Total Assets Source: Company Documents 19

Net Interest Income Economic Value of Equity Interest Rate Spread & Sensitivity Change Over 12-Month Horizon¹ 16.7% 11.3% 8.2% 5.7% 4.8% 2.3% 1.8% –– (2.4%) -100 bps Base +100 bps +200 bps +300 bps The Company remains in compliance with internal policies in all stressed scenarios Holding only a small Available-For-Sale Securities portfolio, the Company is at little risk of accumulating large unrealized gains or losses given changes in the interest rate environment, reducing volatility of capital 1) As of December 31, 2021 Source: Company Documents 20

Holding Company Bank Level Pro Forma Capital Position Third Coast has not paid and does not intend to pay a shareholder dividend while it continues to reinvest earnings into capital to support organic growth Tang. Common Equity / Tang. Assets 13.5% 11.3% 11.0% 10.9% 9.0% 9.0% 7.0% 6.4% 6.2% 5.5% '18Y '19Y '20Y '21Y Pro Forma ¹ Total RBC Ratio Tier 1 Capital Ratio Leverage Ratio 16.0% 15.1% 16.9% 12.3% 12.6% 13.5% 12.5% 11.5% 12.1% 11.1% 9.1% 11.9% 10.8% 8.9% 7.2% '18Y '19Y '20Y '21Y Pro Forma ¹ '18Y '19Y '20Y '21Y Pro Forma ¹ '18Y '19Y '20Y '21Y Pro Forma ¹ 1) For illustrative purposes only, pro forma adjustments for the proposed offering of subordinated notes assume $75.0 million of gross proceeds, $73.3 million of net proceeds after offering costs, 100% of proceeds are downstreamed to the Bank; and 20% risk-weighting assumed Source: Company Documents, S&P Capital IQ Pro 21

Double Leverage & Interest Coverage LTM For the Year Ended December 31, Offering Pro Forma ($M) 2018 2019 2020 2021 Adjustments¹ 2021 Investment in Subsidiaries $75.9 $83.1 $149.0 $289.4 $73.3 $362.7 Double Consolidated Equity 54.5 57.3 121.7 299.0 – 299.0 Leverage Double Leverage Ratio 139.5% 145.0% 122.4% 96.8% 121.3% Total Deposit Interest $9.5 $13.8 $12.3 $8.5 $8.5 Other Borrowing Expense 1.8 2.2 2.1 1.5 3.4 4.9 Total Interest Expense 11.3 16.0 14.4 10.0 13.4 LTM Interest Pre-Tax Income $4.9 $3.2 $15.6 $14.5 ($3.4) $11.1 Coverage Interest Coverage: Including Deposit Expense 1.4x 1.2x 2.1x 2.4x 1.8x Excluding Deposit Expense 3.7x 2.5x 8.6x 10.7x 3.3x 1) For illustrative purposes only, pro forma adjustments for the proposed offering of subordinated notes assume $75.0 million of gross proceeds, $73.3 million of net proceeds after offering costs, a fixed coupon rate of 4.50%, and that 100% of proceeds are downstreamed to the Bank 22

Appendix – Board of Directors

Name	Age	Hold Co. Director Since	Summary Biography
Bart O. Caraway	51	2013	• Serves as Chairman, President and Chief Executive Officer of Third Coast • Has over 29 years of banking and public accounting experience and is a Texas licensed attorney and CPA • Served as CFO and COO for a Houston, TX bank and assisted with *de novo* formation and integration of two acquisitions • Created and developed the role of Director of Financial Institutions Services for Briggs & Veselka, Co.
Carolyn Bailey	60	2019	• Partner in Tax services at Ernst & Young from 2007 until her retirement in 2019 • Over 30 years of experience consulting large multinational companies on tax and accounting matters • Previously served as America's Digital Tax Administration Services Leader and the US Business Tax Compliance Leader • Served as Director of Income Tax Reporting and Accounting for Continental Airlines and GE Capital prior to Ernst & Young
Dr. Martin Basaldua	71	2013	• Licensed medical doctor since 1981 • Founder and president of Basaldua & Heller, P.A. a physician group in Kingwood, TX • Co-founder of Kingwood Medical Center Hospital • Organized and led the creation of Methodist Medical Group, PLLC and served as CEO of Methodist Health Services, LLC
W. Donald Brunson	77	2019	• Over 46 years of commercial banking and asset based lending experience • Currently serves as a Senior Relationship Manager at Fortiter Wealth Management • Co-founded and served as Chairman of the Board of Bank of Houston • Served as the first CEO and President of Northwest Crossing National Bank, which was the predecessor to Amegy Bank
Norma J. Galloway	80	2019	• Previously served as EVP and Houston Market President of Third Coast Bank for six years prior to retirement in 2018 • Also served as the President of Third Coast Commercial Capital from October 2015 to July 2018 • Has nearly 50 years of banking experience, including 27 years of lending and management with First City Bank, Houston, TX • Served as Chairman of the Board and President of First City Bank, North Belt • 17 years of experience with Compass Bank
Troy A. Glander	51	2013	• President and Partner with Nava & Glander, PLLC and practices primarily in the area of business litigation • Fellow of the Texas Bar Foundation • Served on the board of directors for the Texas Association of Defense Counsel
Shelton J. McDonald	42	2019	• Attorney and currently serves as the COO and General Counsel for Joslin Construction Texas and affiliated companies • Principal and COO for Kopis Capital Management • Prior to Joslin, spent 11 years practicing law and has been licensed to practice by the State Bar of Texas since 2005
Joseph L. Stunja	69	2013	• Currently serves as a Business Development Officer at Third Coast Bank • Served as director and Treasurer of the San Jacinto Rive Authority • Retired as President from Friendswood Development Company after 34 years with the company • Co-owner and operator Re/MAX Associates Northeast from 1998 to 2010
Dennis Bonnen	50	2020	• Founded Heritage Bank in 2008 where he served as President, Chairman and Chief Executive Officer • First elected to the Texas Legislature in 1996 and served until January 2021 for a total of 12 terms • Served as the Speaker of the Texas House of Representatives from January 2019 to January 2021
Reagan Swinbank	41	2020	• Previously served as a board member of Heritage Bancorp, Inc. and Heritage Bank since 2017 • Partner at Sprint Waste Services, and has actively managed Sprint Waste Services since its inception in 2006 • Also serves as a partner at Sprint Transport and Sprint Landfills

THIRD COAST BANCSHARES, INC.

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Appendix – Historical Financial Highlights

(Dollars in thousands, except per share amounts)

	As of and for the Years ended December 31,				
	2017	2018	2019	2020	2021
Balance Sheet					
Total Assets	$672,729	$845,983	$928,337	$1,867,293	$2,499,412
Gross Loans HFI	$600,028	$688,359	$808,606	$1,556,092	$2,068,724
Deposits	$576,880	$734,698	$807,258	$1,633,831	$2,141,199
Tangible Common Equity[1]	$48,828	$54,452	$57,304	$102,230	$279,681
Tangible Book Value Per Share[1]	$13.23	$14.23	$14.88	$16.29	$20.87
Tangible Common Equity / Tangible Assets[1]	7.26%	6.44%	6.17%	5.53%	11.28%
Profitability					
Net Income	$2,449	$4,004	$2,381	$12,115	$11,424
Diluted Earnings per Share	$0.73	$1.03	$0.60	$1.91	$1.40
Efficiency Ratio[1]	77.10%	80.47%	86.19%	67.18%	74.43%
Net Interest Margin	4.81%	4.36%	4.08%	4.24%	4.65%
Return on Average Assets	0.40%	0.52%	0.27%	0.73%	0.55%
Return on Average Equity	5.96%	7.67%	4.22%	10.74%	6.70%
Asset Quality					
NPAs Excl. TDRs to Total Assets	0.89%	0.84%	0.65%	1.00%	0.48%
ALLL to NPAs Excl TDRs	91.5%	97.6%	134.5%	64.3%	161.0%
ALLL to Total Loans	0.91%	1.01%	1.00%	0.77%	0.93%
NCOs to Average Loans	0.14%	0.01%	0.06%	0.26%	0.16%
Noncurrent Loans / Loans	0.87%	0.73%	0.53%	0.51%	0.50%

1) Non-GAAP financial measure – see appendix for reconciliation of non-GAAP financial measure to most comparable GAAP measure
Source: Company Documents; S&P Capital IQ Pro

THIRD COAST BANCSHARES, INC. 24

Appendix – Non-GAAP Reconciliations

(Dollars in thousands, except per share amounts)

	As of and for the Years ended December 31,				
	2017	2018	2019	2020	2021
Tangible Book Value Per Share					
Total Shareholders Equity	$48,828	$54,452	$57,304	$121,718	$299,007
(-) Goodwill	–	–	–	18,034	18,034
(-) Other Intangibles	–	–	–	1,454	1,292
Tangible Common Equity	48,828	54,452	57,304	102,230	279,681
(÷) Shares Outstanding	3,690,038	3,827,528	3,852,071	6,276,759	13,403,324
Tangible Book Value Per Share	**$13.23**	**$14.23**	**$14.88**	**$16.29**	**$20.87**
Book Value per Share	$13.23	$14.23	$14.88	$19.39	$22.31
Tangible Common Equity / Tangible Assets					
Total Assets	672,729	845,983	928,337	1,867,293	2,499,412
(-) Goodwill	–	–	–	18,034	18,034
(-) Other Intangibles	–	–	–	1,454	1,292
Tangible Assets	672,729	845,983	928,337	1,847,805	2,480,086
Total Shareholders Equity	48,828	54,452	57,304	121,718	299,007
(-) Goodwill	–	–	–	18,034	18,034
(-) Other Intangibles	–	–	–	1,454	1,292
Tangible Common Equity	48,828	54,452	57,304	102,230	279,681
(÷) Tangible Assets	672,729	845,983	928,337	1,847,805	2,480,086
Tangible Common Equity / Tangible Assets	**7.26%**	**6.44%**	**6.17%**	**5.53%**	**11.28%**
Total Shareholders Equity / Total Assets	7.26%	6.44%	6.17%	6.52%	11.96%
Efficiency Ratio					
Net Interest Income	26,290	30,455	33,951	67,881	90,553
(+) Noninterest Income	1,583	2,159	1,217	2,682	4,878
Operating Revenue	27,873	32,614	35,168	70,563	95,431
Noninterest Expense	21,489	26,244	30,310	47,403	71,025
(÷) Operating Revenue	27,873	32,614	35,168	70,563	95,431
Efficiency Ratio	**77.10%**	**80.47%**	**86.19%**	**67.18%**	**74.43%**

Note: Shareholders Equity includes ESOP-owned shares
Source: Company Documents; S&P Capital IQ Pro

THIRD COAST BANCSHARES, INC.

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Contact Information Corporate Headquarters Contact Information BART CARAWAY Chairman, President & Chief Executive Officer bcaraway@tcbssb.com Third Coast Bancshares, Inc. 20202 Highway 59 North, Suite 190 JOHN MCWHORTER Humble, TX 77338 Chief Financial Officer jmcwhorter@tcbssb.com 26

Building Relationships. Growing Communities. Doing Good. 27